Summary Prospectus
May 15, 2026
www.infracapfund.com/QVOL

Infrastructure Capital Nasdaq Option Income ETF
Trading Symbol: QVOL
Listed on The Nasdaq Stock Market, LLC
Before you invest, you may want to review the Infrastructure Capital Nasdaq Option Income ETF (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI, each dated May 8, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI and other information about the Fund online at www.infracapfund.com/QVOL. You can also get this information at no cost by calling 800-617-0004 or by sending an email request to ETF@usbank.com.

Investment Objective
The Fund seeks high current monthly income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.80%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(2)	0.02%
Total Annual Fund Operating Expenses	0.82%
(1)The management fee is structured as a “unified fee.” Infrastructure Capital Advisors LLC (the “Adviser”) has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company of 1940, as amended (the “1940 Act”), and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”).
(2)“Other Expenses” are estimated for the Fund’s current fiscal year and include interest charges on borrowings, dividends and other expenses on securities sold short, which are Excluded Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$84	$262

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies
The Fund, under normal conditions, invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities and option contracts that give economic exposure to the Nasdaq Composite® Index (the “Index”). The Fund deploys blended option strategies across, securities of companies comprising the Index, exchange traded products (“ETPs”) with similar economic characteristics as the Index and other indices with similar economic characteristics as the Index. The Fund seeks to generate high monthly returns from the premiums earned from options, as well as income from the dividends received from the Fund’s equity holdings.

The Fund is not an index fund and will not seek to track or replicate the Index. The Index will not constrain the management of the Fund in any way, and the Adviser may invest in securities that are not included in the Index, provided such investments are consistent with the Fund’s investment objective and policy. The Fund will deploy active strategies, including option strategies, that may increase or decrease the economic exposure to the Index.

The Fund will purchase and write put and call options on equity securities and equity security indices in an effort to generate income and total return in accordance with the 80% policy and reduce volatility or hedge against market or other risks in the Fund’s portfolio. The option portion of the portfolio will generally consist of U.S. exchange-traded options written on the equity portion of the portfolio or the Index (or an index with similar economic characters). A written (sold) call option is “covered” when an investor (such as the Fund) owns the security serving as the reference asset for the call option and is “uncovered” when an investor (such as the Fund) does not own the security serving as the reference asset. The call options that the Fund writes (sells) on the Index are technically “uncovered” because the Index is not a security and cannot be directly owned. While the potential losses on uncovered call options are theoretically unlimited, the Fund may hold individual stocks comprising the Index that serve to hedge the risk associated with the Fund’s sale of options referencing the Index.

The Fund intends to target an annualized distribution rate range of between 12% and 15% through option premiums earned from selling call options and dividends received from the Fund’s equity holdings. This target range reflects the Adviser’s expectations based on the options premiums the Fund seeks to generate and the annualized effect of those premiums. There is no assurance the Fund will achieve its target annualized distribution rate range, and the target annualized distribution rate range does not represent a 12% to 15% yield or a 12% to 15% total return. Actual distributions may be higher or lower depending on market conditions and the Fund’s results. Distributions may include a portion classified as return of capital. Return of capital generally represents a return of a shareholder’s invested capital rather than traditional income such as dividends or interest.

The Fund may seek tax efficient returns by utilizing index options that may be governed by section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”) (“Section 1256 Contracts”). If such options are held at year end, the Fund will receive favorable tax treatment on such investments. Under Code rules, the Section 1256 Contracts will be deemed as if they were sold at fair market value on the last business day of the tax year. If the Section 1256 Contracts produce a capital gain or loss, such gain or loss on the Section 1256 Contracts open at the end of the year, or terminated during the year, are treated as 60% long term gains and 40% short term gains. Such favorable tax treatment is regardless of how long the Section 1256 Contracts were held. The Fund may seek to take advantage of tax loss harvesting opportunities on its Index call options and/or equity positions. This can be accomplished by taking investment losses from certain equity and/or options positions to offset realized taxable gains of equities and/or options.

The Adviser is a top-down manager, making investment decisions with global macroeconomic factors in mind. The Adviser actively manages the assets of the portfolio pursuant to a variety of quantitative, qualitative, and relative valuation factors. When selecting equity securities for the Fund, the Adviser may emphasize stocks that it considers to be value stocks. As an example, the Adviser may favor lower relative price stocks, or stocks with higher profitability as compared to their representation in the Index (favorable relative value). If a company has a low price in relation to its book value or relative to the price of its peers, it would also be considered a value stock. When evaluating the relative price of a security, the Adviser may consider additional features such as enterprise values, capital ratios, operating metrics, and other key financial ratios that the Adviser believes are pertinent to valuing a sector or industry group of the company, such as price to cash flow or price to earnings ratios.

In addition to quantitative, qualitative, and relative valuation factors, the Adviser aims to achieve an investment philosophy that is: (1) driven by discipline, (2) applied consistently, and (3) centered around risk management. The Adviser will execute a transaction after considering the time horizon for the investment and the portfolio’s positioning. Factors considered as part of the sell discipline include excessive valuation, opportunities to shift to more favorable investments, lack of confidence in the original thesis, changes in the company’s fundamental position, and whether a better opportunity exists to further the Fund’s strategy. The Adviser expects, at times, to engage in active and frequent trading with high portfolio turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective. The Adviser expects annual portfolio turnover may, at times, exceed 100% of the average value of the Fund’s portfolio. The Fund is also authorized to borrow from banks for investment purposes an amount up to 33 1/3% of its total assets (including the amount borrowed), in compliance with the 1940 Act. The use of borrowings to purchase additional securities is known as leverage. The Fund’s use of leverage will vary depending on market conditions.

Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are summarized below.
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has only a limited number of institutional investors (known as “Authorized Participants” or “APs”) that are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Trading. Although shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
New Fund Risk. The Fund is a recently organized investment company with no operating history prior to the date of this Prospectus. As a result, prospective investors have no track record or history on which to base their investment decision.
Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's NAV per share. If the Adviser is incorrect about their expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.
Rule 18f-4 under the 1940 Act regulates a fund’s use of derivative investments and certain financing transactions. Among other conditions, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program.
Leverage Risk. Leverage is investment exposure which exceeds the initial amount invested. When the Fund borrows money for investment purposes, or when the Fund engages in certain derivative transactions, such as options, the Fund may become leveraged. The loss on a leveraged derivative instruments may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its borrowing obligations or to meet segregation requirements.
Options Risk. Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. A fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect.
Counterparty Risk. The Fund may use derivatives to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Sector Risk. Investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it may be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Information Technology Sector Risk. Because the Index has been concentrated in the information technology sector, the Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest without consideration of a company’s track record of paying dividends. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.
Value Investing Risk. The prices of securities the Adviser believes are undervalued may not appreciate as anticipated or may go down, the valuations may never improve or returns on value equity securities may be less than returns on other styles of investing or the overall stock market.
Tax Risk. The Fund’s investments in options may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. Premiums earned by the Fund from its use of options investments are treated as short-term capital gains, and are taxable as ordinary income.
Other Investment Companies Risk. The risk of owning other investment companies, including ETFs, generally reflects the risks of owning underlying investments the other investment company holds. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.
High Portfolio Turnover Risk. A high portfolio turnover rate (portfolio turnover in excess of 100% of the average value of the Fund’s portfolio) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
Market Events Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including changes in interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political (including geopolitical) events, governmental actions, tariff and trade disruptions, and the fluctuation of other stock markets around the world.

Return of Capital Risk. All or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.
Performance
Performance information for the Fund is not included because the Fund did not have annual returns for at least one calendar year as of the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at www.infracapfund.com/QVOL or by calling the Fund toll-free at 1-800-617-0004.
Management

Investment Adviser

Infrastructure Capital Advisors, LLC is the Fund’s investment adviser.

Portfolio Managers

Jay D. Hatfield, founder, chief executive officer and president of the Adviser, and Andrew Meleney, Portfolio Manager and Director of Research of the Adviser, are the portfolio managers responsible for the day-to-day management of the Fund. Mr. Hatfield and Mr. Meleney have each managed the Fund since its inception on May 2026.

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.infracapfund.com/QVOL.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.